J.P. MORGAN INCOME FUNDS

JPMorgan Total Return Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated December 5, 2014 to the

Prospectuses dated July 1, 2014, as supplemented

Effective immediately, the following paragraph is added immediately prior to “Investment Risks” in the “More About the Funds” section of the prospectuses:

Additional Investment Strategies — Total Return Fund

The Total Return Fund may invest in common shares or preferred shares of unaffiliated closed-end funds. The Fund will limit its investments in a single closed-end fund to 5% of its total assets and in all registered investment companies including closed-end funds (other than money market funds) to 10% of its total assets. The use of closed end funds is not considered to be a principal investment strategy of the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-TR-1214